                                                            EXECUTION COPY



                                      AMENDMENT

                            dated as of December 16, 1997

                                        among

                                ARCADIA FINANCIAL LTD.

                          ARCADIA RECEIVABLES FINANCE CORP.

                          FINANCIAL SECURITY ASSURANCE INC.

                                         and

                    NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,

                                 as Collateral Agent

               Series 1997-C Supplement dated as of September 18, 1997
                  Series 1997-B Supplement dated as of June 19, 1997
                 Series 1997-A Supplement dated as of March 20, 1997
                Series 1996-D Supplement dated as of December 12, 1996
               Series 1996-C Supplement dated as of September 12, 1996
                  Series 1996-B Supplement dated as of June 14, 1996
                 Series 1996-A Supplement dated as of March 14, 1996
                Series 1995-E Supplement dated as of December 6, 1995
               Series 1995-D Supplement dated as of September 21, 1995
                  Series 1995-C Supplement dated as of June 15, 1995
                 Series 1995-B Supplement dated as of March 15, 1995
                Series 1995-A Supplement dated as of February 9, 1995
               Series 1994-B Supplement dated as of September 23, 1994

                                          to

                               Spread Account Agreement

                              dated as of March 25, 1993
                   as amended and restated as of December 16, 1997

          Amendment dated as of December 16, 1997 among ARCADIA FINANCIAL LTD. (formerly known as Olympic Financial Ltd.), a Minnesota corporation ("AFL"), ARCADIA RECEIVABLES FINANCE CORP. (formerly known as Olympic Receivables Finance Corp.), a Delaware corporation (the "Seller"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Agent to the:

     (1) Series 1997-C Supplement dated as of September 18, 1997 (the "Series 1997-C Supplement");

     (2) Series 1997-B Supplement dated as of June 19, 1997 (the "Series 1997-B Supplement");

     (3) Series 1997-A Supplement dated as of March 20, 1997 (the "Series 1997-A Supplement");

     (4) Series 1996-D Supplement dated as of December 12, 1996 (the "Series 1997-D Supplement");

     (5) Series 1996-C Supplement dated as of September 12, 1996 (the "Series 1997-C Supplement");

     (6) Series 1996-B Supplement dated as of June 14, 1996 (the "Series 1996-B Supplement");

     (7) Series 1996-A Supplement dated as of March 14, 1996 (the "Series 1996-A Supplement");

     (8) Series 1995-E Supplement dated as of December 6, 1995 (the "Series 1995-E Supplement");

     (9) Series 1995-D Supplement dated as of September 21, 1995 (the "Series 1995-D Supplement");

     (10) Series 1995-C Supplement dated as of June 15, 1995 (the "Series 1995-C Supplement");

     (11) Series 1995-B Supplement dated as of March 15, 1995 (the "Series 1995-B Supplement");

     (12) Series 1995-A Supplement dated as of February 9, 1995 (the "Series 1995-A Supplement"); and

     (13) Series 1994-B Supplement dated as of September 23, 1994 (the "Series 1994-B Supplement")
to the Spread Account Agreement, dated as of March 25, 1993, as amended and restated as of December 16, 1997 among AFL, the Seller, Financial Security and Norwest Bank Minnesota, National Association as Trustee and as Collateral Agent (the "Spread Account Agreement").

          WHEREAS, Section 8.03 of the Spread Account Agreement permits amendment of the Spread Account Agreement upon the terms and conditions specified therein;

          WHEREAS, the parties to the Spread Account Agreement (the "Parties") have heretofore executed the Series Supplements;

          WHEREAS, the Parties wish to amend the Series Supplements.

          NOW, THEREFORE, the Parties agree that the Series Supplements are hereby amended effective as of the date hereof as follows:

          Section 1.  DEFINITIONS.

          Each term used but not defined herein shall have the meaning assigned to such term in the Spread Account Agreement or in the relevant Series Supplement thereto, and when used herein with respect to a particular Series shall have the meaning assigned to such term of such Series.

          Section 2. AMENDMENT OF THE SERIES 1997-C SUPPLEMENT, THE SERIES 1997-B SUPPLEMENT AND THE SERIES 1997-A SUPPLEMENT.

          (a) Paragraph (i) of the definition of "Trigger Event" in Section 1.1 of each of the Series 1997-C Supplement, the Series 1997-B Supplement and the Series 1997-A Supplement is amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series specified under Column I of Schedule III.

          (b)  Paragraphs (ii) and (iii) of the definition of "Trigger Event" in
Section 1.1 of each of the Series 1997-C Supplement, the Series 1997-B Supplement and the Series 1997-A Supplement are amended to read in their entirety as follows:

          (ii) with respect to any Determination Date, the Cumulative Default Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule I corresponding to such Determination Date;

          (iii) with respect to any Determination Date, the Cumulative Net Loss Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule II corresponding to such Determination Date;

          Section 3. AMENDMENT OF THE SERIES 1996-D SUPPLEMENT, THE SERIES 1996-C SUPPLEMENT, THE SERIES 1996-B SUPPLEMENT, THE SERIES 1996-A SUPPLEMENT, THE SERIES 1995-E SUPPLEMENT, THE SERIES 1995-D SUPPLEMENT, THE SERIES 1995-C SUPPLEMENT, THE SERIES 1995-B SUPPLEMENT, THE SERIES 1995-A SUPPLEMENT AND THE SERIES 1994-B SUPPLEMENT.

          (a)  Paragraph (ii) of the definition of "Trigger Event" in Section
1.1 of each of the Series 1996-D Supplement, the Series 1996-C Supplement, the Series 1996-B Supplement, the Series 1996-A Supplement, the Series 1995-E Supplement, the Series 1995-D Supplement, the Series 1995-C Supplement, the Series 1995-B Supplement, the Series 1995-A Supplement and the Series 1994-B Supplement is amended by deleting the percentage specified therein and replacing such percentage in each instance with the percentage corresponding to the applicable Series specified under Column I of Schedule III.

          (b)  Paragraphs (iii) and (iv) of the definition of "Trigger Event" in
Section 1.1 of the Series 1996-D Supplement, the Series 1996-C Supplement, the Series 1996-B Supplement, the Series 1996-A Supplement, the Series 1995-E Supplement, the Series 1995-D Supplement, the Series 1995-C Supplement, the Series 1995-B Supplement, the Series 1995-A Supplement and the Series 1994-B Supplement are amended to read in their entirety as follows:

          (iii) with respect to any Determination Date, the Cumulative Default Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule I corresponding to such Determination Date;

          (iv) with respect to any Determination Date, the Cumulative Net Loss Rate shall be equal to or greater than the percentage set forth under the applicable Column of Schedule II corresponding to such Determination Date;

          Section 4.  SCHEDULES.

          For purposes of the above amendments, "Schedule I", "Schedule II" and "Schedule III" are the schedules attached hereto as Schedule I, Schedule II and
Schedule III, respectively.

          Section 5.  COUNTERPARTS.

          This Amendment to the Series Supplements may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Series Supplements.

          Section 6.  RATIFICATION OF SPREAD ACCOUNT AGREEMENT.

          Except as provided herein, all provisions, terms and conditions of the Spread Account Agreement, including each Series Supplement, shall remain in full force and effect.

As amended hereby, the Spread Account Agreement, including each Series Supplement, is ratified and confirmed in all respects.

          Section 7.  TERMINATION.

          The parties agree that this Amendment shall be in effect only for so long as Financial Security shall not have delivered a notice to AFL and the Collateral Agent specifying that this Amendment shall cease to be in effect after the date specified in the notice. Upon such termination, the default and loss triggers in effect immediately before the effectiveness of this amendment (the "Current Triggers") shall be in effect from and after the date of such termination.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

                                   ARCADIA FINANCIAL LTD.


                                   By   /s/ John A. Witham
                                        --------------------------------------
                                        John A. Witham
                                        Executive Vice President
                                        and Chief Financial Officer


                                   ARCADIA RECEIVABLES FINANCE CORP.


                                   By   /s/ John A. Witham
                                        --------------------------------------
                                        John A. Witham
                                        Executive Vice President
                                        and Chief Financial Officer


                                   FINANCIAL SECURITY ASSURANCE INC.


                                   By   /s/ illegible
                                        --------------------------------------
                                        Authorized Officer


                                   NORWEST BANK MINNESOTA, NATIONAL
                                     ASSOCIATION, as Collateral Agent


                                   By   /s/ John C. Weidner
                                        --------------------------------------
                                        John C. Weidner
                                        Corporate Trust Officer

                                      SCHEDULE I

                               CUMULATIVE DEFAULT RATE


----------------------------------------------------------------------
   Column        A         B         C         D         E         F
----------------------------------------------------------------------
   Month      1997-C    1997-B    1997-A    1996-D    1996-C    1996-B
----------------------------------------------------------------------
 0  to   3     2.08%     2.08%     2.04%     1.99%     1.95%     1.93%
 3  to   6     4.15%     4.15%     4.08%     3.97%     3.90%     3.86%
 6  to   9     6.01%     6.01%     5.91%     5.75%     5.65%     5.58%
 9  to  12     7.68%     7.68%     7.55%     7.34%     7.21%     7.13%
----------------------------------------------------------------------
12  to  15     9.89%     9.89%     9.72%     9.46%     9.29%     9.18%
15  to  18    11.90%    11.90%    11.70%    11.38%    11.18%    11.05%
18  to  21    13.66%    13.66%    13.42%    13.06%    12.82%    12.68%
----------------------------------------------------------------------
21  to  24    15.18%    15.18%    14.92%    14.52%    14.26%    14.10%
24  to  27    15.98%    15.98%    15.70%    15.28%    15.00%    14.83%
27  to  30    16.62%    16.62%    16.33%    15.89%    15.61%    15.43%
30  to  33    17.18%    17.18%    16.89%    16.43%    16.13%    15.95%
----------------------------------------------------------------------
33  to  36    17.66%    17.66%    17.36%    16.89%    16.59%    16.40%
36  to  39    17.89%    17.89%    17.59%    17.11%    16.81%    16.61%
39  to  42    18.07%    18.07%    17.77%    17.28%    16.97%    16.78%
42  to  45    18.23%    18.23%    17.92%    17.43%    17.12%    16.92%
----------------------------------------------------------------------
45  to  48    18.36%    18.36%    18.04%    17.55%    17.24%    17.04%
48  to  51    18.46%    18.46%    18.14%    17.65%    17.34%    17.14%
51  to  54    18.54%    18.54%    18.23%    17.73%    17.41%    17.22%
54  to  57    18.61%    18.61%    18.29%    17.79%    17.48%    17.28%
57  to  60    18.66%    18.66%    18.34%    17.84%    17.52%    17.32%
----------------------------------------------------------------------
60  to  63    18.69%    18.69%    18.37%    17.87%    17.55%    17.35%
63  to  66    18.71%    18.71%    18.39%    17.89%    17.57%    17.37%
66  to  69    18.72%    18.72%    18.40%    17.90%    17.59%    17.39%
69  to  72    18.73%    18.73%    18.41%    17.91%    17.59%    17.39%
----------------------------------------------------------------------


--------------------------------------------------------------------------------
   Column        G         H         I         J         K         L         M
--------------------------------------------------------------------------------
   Month      1996-A    1995-E    1995-D    1995-C    1995-B    1995-A    1994-B
--------------------------------------------------------------------------------
 0  to   3     1.80%     1.77%     1.70%     1.67%     1.68%     1.64%     1.31%
 3  to   6     3.60%     3.53%     3.40%     3.33%     3.35%     3.28%     2.63%
 6  to   9     5.21%     5.11%     4.92%     4.82%     4.85%     4.75%     3.80%
 9  to  12     6.66%    6.53 %     6.28%     6.16%     6.19%     6.06%     4.86%
--------------------------------------------------------------------------------
12  to  15     8.57%     8.41%     8.09%     7.93%     7.97%     7.81%     6.25%
15  to  18    10.31%    10.12%     9.73%     9.54%     9.59%     9.39%     7.52%
18  to  21    11.83%    11.61%    11.17%    10.95%    11.01%    10.78%     8.63%
--------------------------------------------------------------------------------
21  to  24    13.15%    12.90%    12.42%    12.17%    12.24%    11.98%     9.60%
24  to  27    13.84%    13.58%    13.07%    12.81%    12.88%    12.61%    10.10%
27  to  30    14.40%    14.13%    13.59%    13.33%    13.40%    13.11%    10.51%
30  to  33    14.89%    14.60%    14.05%    13.78%    13.85%    13.56%    10.86%
--------------------------------------------------------------------------------
33  to  36    15.31%    15.01%    14.45%    14.16%    14.24%    13.94%    11.17%
36  to  39    15.51%    15.21%    14.64%    14.35%    14.43%    14.12%    11.31%
39  to  42    15.66%    15.36%    14.78%    14.49%    14.57%    14.26%    11.43%
42  to  45    15.79%    15.49%    14.91%    14.62%    14.70%    14.38%    11.52%
--------------------------------------------------------------------------------
45  to  48    15.91%    15.60%    15.01%    14.72%    14.80%    14.48%    11.60%
48  to  51    16.00%    15.69%    15.10%    14.80%    14.88%    14.57%    11.67%
51  to  54    16.07%    15.76%    15.17%    14.87%    14.95%    14.63%    11.72%
54  to  57    16.12%    15.82%    15.22%    14.92%    15.00%    14.68%    11.76%
57  to  60    16.17%    15.86%    15.26%    14.96%    15.04%    14.72%    11.79%
--------------------------------------------------------------------------------
60  to  63    16.19%    15.89%    15.29%    14.99%    15.07%    14.75%    11.81%
63  to  66    16.21%    15.90%    15.30%    15.01%    15.09%    14.77%    11.83%
66  to  69    16.23%    15.92%    15.32%    15.02%    15.10%    14.78%    11.84%
69  to  72    16.23%    15.92%    15.32%    15.02%    15.10%    14.78%    11.84%
--------------------------------------------------------------------------------

                                   SCHEDULE II

                             CUMULATIVE NET LOSS RATE


----------------------------------------------------------------------
  Column         A         B         C         D         E         F
----------------------------------------------------------------------
  Month       1997-C    1997-B    1997-A    1996-D    1996-C    1996-B
----------------------------------------------------------------------
 0  to   3     0.86%     0.86%     0.85%     0.83%     0.83%     0.82%
 3  to   6     1.72%     1.72%     1.70%     1.65%     1.65%     1.65%
 6  to   9     2.49%     2.49%     2.46%     2.39%     2.39%     2.39%
 9  to  12     3.18%     3.18%     3.14%     3.05%     3.05%     3.05%
----------------------------------------------------------------------
12  to  15     4.09%     4.09%     4.04%     3.93%     3.93%     3.92%
15  to  18     4.92%     4.92%     4.86%     4.73%     4.73%     4.72%
18  to  21     5.65%     5.65%     5.58%     5.43%     5.43%     5.42%
21  to  24     6.28%     6.28%     6.20%     6.04%     6.04%     6.02%
----------------------------------------------------------------------
24  to  27     6.61%     6.61%     6.52%     6.35%     6.35%     6.34%
27  to  30     6.88%     6.88%     6.79%     6.61%     6.61%     6.59%
30  to  33     7.11%     7.11%     7.02%     6.83%     6.83%     6.81%
33  to  36     7.31%     7.31%     7.21%     7.03%     7.03%     7.01%
----------------------------------------------------------------------
36  to  39     7.40%     7.40%     7.31%     7.12%     7.12%     7.10%
39  to  42     7.48%     7.48%     7.38%     7.19%     7.19%     7.17%
42  to  45     7.54%     7.54%     7.44%     7.25%     7.25%     7.23%
45  to  48     7.59%     7.59%     7.50%     7.30%     7.30%     7.28%
----------------------------------------------------------------------
48  to  51     7.64%     7.64%     7.54%     7.34%     7.34%     7.32%
51  to  54     7.67%     7.67%     7.57%     7.38%     7.38%     7.36%
54  to  57     7.70%     7.70%     7.60%     7.40%     7.40%     7.38%
57  to  60     7.72%     7.72%     7.62%     7.42%     7.42%     7.40%
----------------------------------------------------------------------
60  to  63     7.73%     7.73%     7.63%     7.43%     7.43%     7.41%
63  to  66     7.74%     7.74%     7.64%     7.44%     7.44%     7.42%
66  to  69     7.75%     7.75%     7.65%     7.45%     7.45%     7.43%
69  to  72     7.75%     7.75%     7.65%     7.45%     7.45%     7.43%
----------------------------------------------------------------------


--------------------------------------------------------------------------------
  Column         G         H         I         J         K         L         M
--------------------------------------------------------------------------------
  Month       1996-A    1995-E    1995-D    1995-C    1995-B    1995-A    1994-B
--------------------------------------------------------------------------------
 0  to   3     0.80%     0.78%     0.75%     0.73%     0.73%     0.73%     0.60%
 3  to   6     1.60%     1.57%     1.50%     1.47%     1.47%     1.45%     1.19%
 6  to   9     2.32%     2.27%     2.18%     2.13%     2.12%     2.10%     1.73%
 9  to  12     2.96%     2.90%     2.78%     2.71%     2.71%     2.69%     2.21%
--------------------------------------------------------------------------------
12  to  15     3.81%     3.73%     3.58%     3.50%     3.49%     3.46%     2.84%
15  to  18     4.58%     4.49%     4.31%     4.21%     4.20%     4.16%     3.42%
18  to  21     5.26%     5.15%     4.94%     4.83%     4.82%     4.78%     3.92%
21  to  24     5.84%     5.72%     5.50%     5.37%     5.36%     5.31%     4.36%
--------------------------------------------------------------------------------
24  to  27     6.15%     6.02%     5.78%     5.65%     5.64%     5.59%     4.59%
27  to  30     6.40%     6.26%     6.02%     5.87%     5.86%     5.81%     4.77%
30  to  33     6.61%     6.48%     6.22%     6.07%     6.06%     6.01%     4.93%
33  to  36     6.80%     6.66%     6.39%     6.24%     6.23%     6.18%     5.07%
--------------------------------------------------------------------------------
36  to  39     6.89%     6.75%     6.48%     6.32%     6.32%     6.26%     5.14%
39  to  42     6.96%     6.81%     6.54%     6.39%     6.38%     6.32%     5.19%
42  to  45     7.02%     6.87%     6.60%     6.44%     6.43%     6.37%     5.24%
45  to  48     7.07%     6.92%     6.64%     6.49%     6.48%     6.42%     5.27%
--------------------------------------------------------------------------------
48  to  51     7.11%     6.96%     6.68%     6.52%     6.51%     6.46%     5.30%
51  to  54     7.14%     6.99%     6.71%     6.55%     6.54%     6.48%     5.33%
54  to  57     7.16%     7.01%     6.74%     6.58%     6.57%     6.51%     5.35%
57  to  60     7.18%     7.03%     6.75%     6.59%     6.58%     6.52%     5.36%
--------------------------------------------------------------------------------
60  to  63     7.19%     7.04%     6.77%     6.61%     6.60%     6.54%     5.37%
63  to  66     7.20%     7.05%     6.77%     6.61%     6.60%     6.54%     5.37%
66  to  69     7.21%     7.06%     6.78%     6.62%     6.61%     6.55%     5.38%
69  to  72     7.21%     7.06%     6.78%     6.62%     6.61%     6.55%     5.38%
--------------------------------------------------------------------------------

                                          II-1

                                    SCHEDULE III
                             AVERAGE DELINQUENCY RATES



                    SERIES DESIGNATION       COLUMN I
                    ------------------       --------

                    1997-C                   7.64%
                    1997-B                   7.44
                    1997-A                   7.33
                    1996-D                   7.17
                    1996-C                   6.98
                    1996-B                   6.89
                    1996-A                   6.77
                    1995-E                   6.69
                    1995-D                   6.54
                    1995-C                   6.48
                    1995-B                   6.52
                    1995-A                   6.40
                    1994-B                   6.17


                                        III-1